                                                                   EXHIBIT 99.20

DEBTOR: GREAT PACIFIC NW CRUISE LINE, L.L.C.         CASE NUMBER: 01-10977 (JCA)

                            MONTHLY OPERATING REPORT
                              AS OF AUGUST 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED








In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached August Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.





 /s/ STEVE MOELLER
------------------------------
Steve Moeller
Director, Accounting

DEBTOR: GREAT PACIFIC NW CRUISE LINE, L.L.C.         CASE NUMBER: 01-10977 (JCA)

                            MONTHLY OPERATING REPORT
                              AS OF AUGUST 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED


                                    CONTENTS


Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to August Monthly Operating Report

                                   Summary Of Bank, Investment & Petty Cash Accounts                                    Attachment 1
                                        Great Pacific NW Cruise Line, L.L.C.
Summary                                        Case No: 01-10977 (JCA)                                                     UNAUDITED
Great Pacific NW Cruise Line, LLC            For Month Of August, 2002

                                                            Balances
                                           -------------------------------------      Receipts &       Bank
                                              Opening                 Closing         Disbursements    Statements       Account
Account                                    As Of 8/01/02           As Of 8/31/02      Included         Included         Reconciled
-------                                    -------------           -------------      --------         --------         ----------
Great Pacific NW Cruise Line                        0.00                    0.00      No -             No -             No -
Payroll                                                                               Account          Account          Account
U.S. Bank                                                                             Closed           Closed           Closed
Account # - 153390417191

Great Pacific NW Cruise Line                        0.00                    0.00      No -             No -             No -
Steamer                                                                               Account          Account          Account
U.S. Bank                                                                             Closed           Closed           Closed
Account # - 153390417191

Great Pacific NW Cruise Line                        0.00                    0.00      No -             No - Not         No -
Columbia Queen Petty Cash                                                             No Activity      Concentration    No Activity
                                                                                                       Account

                                                Receipts & Disbursements                                               Attachment 2
                                          Great Pacific NW Cruise Line, L.L.C.
Summary                                         Case No: 01-10977 (JCA)
Great Pacific NW Cruise Line, LLC              For Month Of August, 2002
Attach 2


             No Receipts Or Disbursements Due To All Accounts Closed

                                        Concentration & Investment Account Statements                                  Attachment 3
                                             Great Pacific NW Cruise Line, L.L.C.
Summary                                           Case No: 01-10977 (JCA)
Great Pacific NW Cruise Line, LLC                For Month Of August, 2002
Attach 3


          No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                                    Date: 17-SEP-02 15:52:50
INCOME STATEMENT - ATTACHMENT 4                         Page:  1
Current Period: AUG-02

currency USD
Company=24 (COLUMBIA QUEEN)
                                                               PTD-Actual
                                                               31-Aug-02
                                                             ---------------
Revenue
Gross Revenue                                                              0.00
Allowances                                                                 0.00
                                                           ---------------------
Net Revenue                                                                0.00

Operating Expenses
Air                                                                        0.00
Hotel                                                                      0.00
Commissions                                                                0.00
Onboard Expenses                                                           0.00
Passenger Expenses                                                         0.00
Vessel Expenses                                                          500.00
Layup/Drydock Expense                                                      0.00
Vessel Insurance                                                         346.00
                                                           ---------------------
Total Operating Expenses                                                 846.00

                                                           ---------------------
Gross Profit                                                            (846.00)

SG&A Expenses
Sales & Marketing                                                          0.00
Start-Up Costs                                                             0.00
                                                           ---------------------
Total SG&A Expenses                                                        0.00

                                                           ---------------------
EBITDA                                                                  (846.00)

Depreciation                                                               0.00

                                                           ---------------------
Operating Income                                                        (846.00)

Other Expense/(Income)
Interest Income                                                            0.00
Equity in Earnings for Sub                                                 0.00
Reorganization expenses                                                    0.00
                                                           ---------------------
Total Other Expense/(Income)                                               0.00

                                                           ---------------------
Net Pretax Income/(Loss)                                                (846.00)

Income Tax Expense                                                         0.00

                                                           ---------------------
Net Income/(Loss)                                                       (846.00)
                                                           =====================

AMCV US SET OF BOOKS                                    Date: 17-SEP-02 16:17:04
BALANCE SHEET - ATTACHMENT 5                            Page:  1
Current Period: AUG-02

currency USD
Company=24 (COLUMBIA QUEEN)

                                                          YTD-Actual                YTD-Actual
                                                           31-Aug-02                 22-Oct-02
                                                        ---------------            ------------
ASSETS

Cash and Equivalent                                                   0.00                 31,623.21

Restricted Cash                                                       0.00                      0.00

Accounts Receivable                                                   0.00                 11,425.61

Inventories                                                           0.00                199,562.38

Prepaid Expenses                                                      0.00                  2,800.00

Other Current Assets                                                  0.00                      0.00

                                                     ----------------------    ----------------------
Total Current Assets                                                  0.00                245,411.20


Fixed Assets                                                          0.00             45,093,524.95

Accumulated Depreciation                                              0.00             (1,870,234.50)

                                                     ----------------------    ----------------------
Net Fixed Assets                                                      0.00             43,223,290.45


Net Goodwill                                                          0.00                      0.00

Intercompany Due To/From                                    (10,107,995.00)            (9,983,225.62)

Net Deferred Financing Fees                                           0.00              2,545,011.02

Net Investment in Subsidiaries                                        0.00                      0.00

Other Non Current Assets                                     12,000,000.00                      0.00

                                                     ----------------------    ----------------------
Total Other Assets                                            1,892,005.00             (7,438,214.60)

                                                     ----------------------    ----------------------
Total Assets                                                  1,892,005.00             36,030,487.05
                                                     ======================    ======================

AMCV US SET OF BOOKS                                    Date: 17-SEP-02 16:17:04
BALANCE SHEET - ATTACHMENT 5                            Page:  2
Current Period: AUG-02

currency USD
Company=24 (COLUMBIA QUEEN)

                                                          YTD-Actual                YTD-Actual
                                                           31-Aug-02                 22-Oct-02
                                                        ---------------            ------------
LIABILITIES

Accounts Payable                                                    235.00                    180.00

Accrued Liabilities                                                   0.00                331,444.68

Deposits                                                              0.00                      0.00

                                                     ----------------------    ----------------------
Total Current Liabilities                                           235.00                331,624.68


Long Term Debt                                                        0.00                      0.00

Other Long Term Liabilities                                           0.00                      0.00

                                                     ----------------------    ----------------------
Total Liabilities                                                   235.00                331,624.68


Liabilities Subject to Compromise                            37,788,314.80             37,792,814.64


OWNER'S EQUITY

Common Stock                                                          0.00                      0.00

Add'l Paid In Capital                                                 0.00                      0.00

Current Net Income (Loss)                                   (33,711,638.99)                18,578.51

Retained Earnings                                            (2,184,905.81)            (2,112,530.78)

                                                     ----------------------    ----------------------
Total Owner's Equity                                        (35,896,544.80)            (2,093,952.27)

                                                     ----------------------    ----------------------
Total Liabilities & Equity                                    1,892,005.00             36,030,487.05
                                                     ======================    ======================

Great Pacific NW Cruise Line, LLC                                 ATTACHMENT 6                                        0-10977 (JCA)
                                                  Summary List of Due To/Due From Accounts
                                                    For the Months Ended August 31, 2002

                                                                   BEGINNING                                         ENDING
AFFILIATE NAME                                  CASE NUMBER         BALANCE           DEBITS      CREDITS            BALANCE
American Classic Voyages Co.                    01-10954             15,472,854.20          -         346.00        15,472,508.20
AMCV Cruise Operations, Inc.                    01-10967             (9,433,776.58)         -         500.00        (9,434,276.58)
The Delta Queen Steamboat Co.                   01-10970              8,411,645.08          -              -         8,411,645.08
DQSB II, Inc.                                   01-10974                   (339.49)         -              -              (339.49)
Great AQ Steamboat, L.L.C.                      01-10960                 (5,552.79)         -              -            (5,552.79)
Great River Cruise Line, L.L.C.                 01-10963                 (4,812.08)         -              -            (4,812.08)
Great Ocean Cruise Line, L.L.C.                 01-10959                (10,219.55)         -              -           (10,219.55)
Cruise America Travel, Incorporated             01-10966               (674,733.24)         -              -          (674,733.24)
Delta Queen Coastal Voyages, L.L.C.             01-10964                118,887.26          -              -           118,887.26
Cape May Light, L.L.C.                          01-10961                  5,380.67          -              -             5,380.67
Project America, Inc.                           N/A                     (27,500.00)         -              -           (27,500.00)
Oceanic Ship Co.                                N/A                       1,701.33          -              -             1,701.33
Project America Ship I, Inc.                    N/A                     291,567.65          -              -           291,567.65
Ocean Development Co.                           01-10972            (24,185,738.20)         -              -       (24,185,738.20)
Great Hawaiian Properties Corporation           01-10971                (66,513.26)         -              -           (66,513.26)
                                                              --------------------------------------------------------------------
                                                                    (10,107,149.00)         -         846.00       (10,107,995.00)
                                                              ====================================================================

                      Great Pacific NW Cruise Line, L.L.C.
                                 01-10977 (JCA)




                           Accounts Receivable Aging
                             As of August 31, 2002







                                  Attachment 7


                                 Not Applicable

                                 COLUMBIA QUEEN
                                AP-STEAMER CHECKS

                               24-000-221300-00000

                                    AUGUST-02

OUTSTANDING CHECKS:


                 1566 K Tinnin (American Express)               180.00
                 1611 Charles Saporiti                           55.00

                                                           ------------
                 TOTAL PER G/L:                                 235.00
                                                           ============




                 ATTACHMENT # 8

DEBTOR: GREAT PACIFIC NW CRUISE LINE, L.L.C.         CASE NUMBER: 01-10977 (JCA)

                      PRELIMINARY MONTHLY OPERATING REPORT
                             AS OF AUGUST 31, 2002
                                      AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                    NOTES TO AUGUST MONTHLY OPERATING REPORT


The information contained herein is unaudited.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.